UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021

PLURALSIGHT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38498	82-3605465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Future Way, Draper, Utah	84020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 784-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001, par value per share	PS	The Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on March 8, 2021, with the Securities and Exchange Commission (the “SEC”) by Pluralsight, Inc., a Delaware corporation (“Pluralsight” or the “Company”), on March 7, 2021, the Company entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Pluralsight Holdings, LLC, a Delaware limited liability company and subsidiary of the Company (“Pluralsight Holdings” and, together with Pluralsight, the “Pluralsight Parties”), Lake Holdings, LP, a Delaware limited partnership (“Parent I”), Lake Guarantor, LLC, a Delaware limited liability company (“Parent II” and together with Parent I, the “Parent Entities”), Lake Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Parent I (“Purchaser”), and Lake Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent II (“Merger Sub” and together with Purchaser and the Parent Entities, the “Buyer Parties”). The Amended and Restated Merger Agreement amends and restates the Agreement and Plan of Merger (the “Original Agreement”), dated as of December 11, 2020, between the Pluralsight Parties and the Buyer Parties. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Amended and Restated Merger Agreement.

Pursuant to the Amended and Restated Merger Agreement, Purchaser commenced a cash tender offer (the “Offer”) on March 9, 2021, to purchase (1) all of the issued and outstanding shares of Pluralsight’s Class A common stock (the “Class A Shares”) at an offer price of $22.50 per Class A Share (the “Offer Price”), (2) all of the issued and outstanding shares of Pluralsight’s Class B common stock (the “Class B Shares”) at an offer price of $0.0001 per Class B Share (the “Class B Offer Price”), and (3) all of the issued and outstanding shares of Pluralsight’s Class C common stock (the “Class C Shares” and together with the Class A Shares and the Class B Shares, the “Shares”) at $0.0001 per Class C Share (the “Class C Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of March 9, 2021, as it may be amended, supplemented, or otherwise modified from time to time, and in the related Letter of Transmittal, as it may be amended, supplemented, or otherwise modified from time to time.

Pursuant to the Amended and Restated Merger Agreement, following the consummation of the Offer and the satisfaction or waiver of each of the applicable conditions set forth in the Amended and Restated Merger Agreement, (1) Purchaser merged with and into Pluralsight (the “Pluralsight Merger”) with Pluralsight continuing as the surviving corporation in the Pluralsight Merger (the “Surviving Corporation”); and (2) Merger Sub merged with and into Pluralsight Holdings (the “Holdings Merger” and together with the Pluralsight Merger, the “Mergers”), with Pluralsight Holdings continuing as the surviving entity in the Holdings Merger (the “Surviving LLC” and together with the Surviving Corporation, the “Surviving Entities”).

Item 1.01	Entry into a Material Definitive Agreement.

Pursuant to the terms of the Amended and Restated Merger Agreement, at the effective time of the Holdings Merger, the limited liability company agreement of Merger Sub, as in effect immediately prior to the effective time of the Holdings Merger, became the limited liability company agreement of the Surviving LLC (the “LLC Agreement”) until thereafter amended in accordance with the applicable provisions of the DLLCA and the LLC Agreement. The LLC Agreement is filed as Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Offer and any withdrawal rights expired as of one minute after 11:59 p.m., New York City time, at the end of April 5, 2021 (the “Expiration Date”). American Stock Transfer & Trust Co., LLC, the depositary for the Offer (the “Depositary”), advised Parent I and Purchaser that, as of the Expiration Date, an aggregate of 112,888,150 Class A Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” (as defined by Section 251(h)(6) of the DGCL) by the Depositary in the Offer, but including Class A Shares issued pursuant to a Pubco Offer Redemption and tendered into the Offer in accordance with Section 2.2(c)(i) of the Amended and Restated Merger Agreement) had been validly tendered and not validly withdrawn pursuant to the Offer. No Class B Shares were tendered into the Offer and, as of the Expiration Date, all outstanding Class C Shares were cancelled in connection with Pubco Offer Redemptions.

The tendered Shares represented approximately 75.2 percent of the aggregate voting power of all issued and outstanding Shares as of the Expiration Date and 71.2 percent of all issued and outstanding Class A Shares and Class B Shares as of the Expiration Date, excluding (for purposes of both the numerator and the denominator of such calculation) any Class A Shares and Class B Shares known by Pluralsight’s Chief Executive Officer, Chief Legal Officer or Corporate Secretary to be held by a Company Excluded Party as of such time.

Because all conditions to the Offer were satisfied as of the Consummation Date, Purchaser accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer, and, in accordance with the terms of the Offer, payment for such Shares will be promptly made to the Depositary, which will then transmit such payments to tendering Pluralsight stockholders whose Shares have been accepted for payment.

Following consummation of the Offer, the remaining conditions to the Mergers were satisfied and, on April 6, 2021, pursuant to the terms of the Amended and Restated Merger Agreement and in accordance with Section 251(h) of the DGCL, the Mergers were consummated. Pursuant to the Pluralsight Merger, each Share that was issued and outstanding as of immediately prior to the effective time of the Pluralsight Merger (the “Effective Time”) (except as provided in the Amended and Restated Merger Agreement) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Offer Price, Class B Offer Price and Class C Offer Price, as applicable. Pursuant to the Holdings Merger, each Holdings Unit that was issued and outstanding as of immediately prior to the effective time of the Holdings Merger (except as provided in the Amended and Restated Merger Agreement) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the Offer Price.

In addition, at the Effective Time, the Company RSUs that were unexpired, unexercised, and outstanding as of immediately prior to the Effective Time were treated as follows: (i) each Vested Company RSU was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Class A Shares subject to the Vested Company RSU, multiplied by (B) the Per Share Price, subject to any required withholding of Taxes (the “Vested RSU Consideration”), and (ii) each Company RSU that was unexpired, unexercised, and outstanding as of immediately prior to the Effective Time that was not a Vested Company RSU (the “Unvested Company RSUs”) was cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Per Share Price multiplied by (B) the total number of Class A Shares subject to such Unvested Company RSU immediately prior to the Company Merger Effective Time (the “Cash Replacement Company RSU Amounts”), which Cash Replacement Company RSU Amounts will, subject to the holder’s continued service with the Parent Entities and their Affiliates (including the Surviving Entities and their Subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSUs for which such Cash Replacement Company RSU Amounts were exchanged would have vested pursuant to its terms, and all Cash Replacement Company RSU Amounts will have the same terms and conditions (including, with respect to vesting) as applied to the Unvested Company RSUs for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by the Amended and Restated Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent I are appropriate to conform the administration of the Cash Replacement Company RSU Amounts.

At the Effective Time, the Company PSUs that were unexpired, unexercised, and outstanding as of immediately prior to the Effective Time were treated as follows: (i) each Vested Company PSU was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Class A Shares subject to the Vested Company PSU, multiplied by (B) the Per Share Price, subject to any required withholding of Taxes (the “Vested PSU Consideration”), and (ii) each Company PSU that was unexpired, unexercised, and outstanding as of immediately prior to the Effective Time that was not a Vested Company PSU (the “Unvested Company PSUs”) was cancelled and replaced with a right to receive an amount in cash, without interest, equal to (A) the amount of the Per Share Price multiplied by (B) the total number of Class A Shares that would be issued to the holder of such Company PSU pursuant to the terms of the applicable Company PSU agreement based on actual performance of the performance objectives if the applicable performance period specified in such Company PSU agreement has been completed as of the Closing Date and the determination of the achievement of the applicable performance objectives was not yet determined as of the Closing Date (the “Cash Replacement Company PSU Amounts”), which Cash Replacement Company PSU Amounts will, subject to the holder’s continued service with the Parent Entities and their Affiliates (including the Surviving Entities and their Subsidiaries) through the end of the original performance period specified in the Company PSU agreement, vest and be payable within 30 days following the end of such original performance period, and all Cash Replacement Company PSU Amounts will have the same terms and conditions (including, with respect to vesting) as applied to the Unvested Company PSUs for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by the Amended and Restated Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent I are appropriate to conform the administration of the Cash Replacement Company PSU Amounts.

At the Effective Time, the Company Options that were unexpired, unexercised, and outstanding as of immediately prior to the Effective Time were be treated as follows: (i) each Vested Company Option was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Class A Shares subject to such Vested Company Option, multiplied by (B) the excess, if any, of the Per Share Price over the applicable per share exercise price under such Vested Company Option, subject to any required withholding of Taxes (the “Vested Option Consideration”); (ii) each Company Option that was unexpired, unexercised, and outstanding as of immediately prior to the Effective Time that was not a Vested Company Option (the “Unvested Company Options”) was cancelled and replaced with a right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of Class A Shares subject to such Unvested Company Option multiplied by (B) the excess, if any, of the Per Share Price over the applicable per share exercise price under such Unvested Company Option, subject to any required withholding of Taxes (the “Cash Replacement Option Amounts”), which Cash Replacement Option Amounts will, subject to the holder’s continued service with the Parent Entities and their Affiliates (including the Surviving Entities and their Subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Company Option for which such Cash Replacement Option Amounts were exchanged would have vested pursuant to its terms, all Cash Replacement Option Amounts will have the same terms and conditions (including, with respect to vesting) as applied to the award of Unvested Company Options for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by the Amended and Restated Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent I are appropriate to conform the administration of the Cash Replacement Option Amounts, and (iii) notwithstanding the foregoing, if the per share exercise price of any Company Option that is unexpired, unexercised, and outstanding as of immediately prior to the Effective Time, is equal to or greater than the Per Share Price, such Company Option was cancelled immediately upon the Effective Time without payment or consideration.

At the effective time of the Holdings Merger, each Holdings RSU that was unexpired, unexercised, and outstanding as of immediately prior to the effective time of the Holdings Merger were treated as follows: (i) each Vested Holdings RSU was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Holdings Units subject to the Vested Holdings RSU, multiplied by (B) the Per Unit Price, subject to any required withholding of Taxes (the “Vested Holdings RSU Consideration”), and (ii) each Holdings RSU that was not a Vested Holdings RSU (an “Unvested Holdings RSU”) was cancelled and replaced with a right to receive an amount in cash, without interest, equal to the Per Unit Price (the “Cash Replacement Holdings RSU Amounts”), which Cash Replacement Holdings RSU Amounts will, subject to the holder’s continued service with the Parent Entities and their Affiliates (including the Surviving Entities and their Subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Holdings RSUs for which such Cash Replacement Holdings RSU Amounts were exchanged would have vested pursuant to its terms. All Cash Replacement Holdings RSU Amounts will have the same terms and conditions (including, with respect to vesting) as applied to the Unvested Holdings RSUs for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent I are appropriate to conform the administration of the Cash Replacement Holdings RSU Amounts.

At the effective time of the Holdings Merger, each Holdings Incentive Unit that was unexpired, unexercised, and outstanding as of immediately prior to the effective time of the Holdings Merger was treated as follows: (i) each Vested Holdings Incentive Unit was cancelled and automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Holdings Units subject to the Vested Holdings Incentive Unit, multiplied by (B) the Per Unit Price, subject to any required withholding of Taxes (the “Vested Holdings Incentive Unit Consideration”), and (ii) each Holdings Incentive Unit that is not a Vested Holdings Incentive Unit (an “Unvested Holdings Incentive Unit”) was cancelled and replaced with a right to receive an amount in cash, without interest, equal to the Per Unit Price (the “Cash Replacement Holdings Incentive Unit Amounts”), which Cash Replacement Holdings RSU Amounts will, subject to the holder’s continued service with the Parent Entities and their Affiliates (including the Surviving Entities and their Subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Holdings Incentive Unit for which such Cash Replacement Holdings Incentive Unit Amounts were exchanged would have vested pursuant to its terms. All Cash Replacement Holdings Incentive Unit Amounts will have the same terms and conditions (including, with respect to vesting) as applied to the Unvested Holdings Incentive Units for which they were exchanged, except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent I are appropriate to conform the administration of the Cash Replacement Holdings Incentive Unit Amounts.

The description of the Offer and the Mergers does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 8, 2021 and is incorporated herein by reference. The information set forth in the Introductory Note of this Current Report on Form 8-K is also incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2021, the Company notified The Nasdaq Stock Market (“Nasdaq”) of the occurrence of the Pluralsight Merger and requested that trading in the Class A Shares be suspended and that the Class A Shares be withdrawn from listing on Nasdaq, effective prior to the opening of Nasdaq on April 6, 2021. On April 6, 2021, Nasdaq filed with the SEC a notification of removal from listing on Form 25 to report that the Class A Shares will no longer be listed on Nasdaq. Class A Shares ceased trading on Nasdaq effective prior to the opening of Nasdaq on April 6, 2021. The Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Class A Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Offer and the Mergers, a change in control of the Company occurred. Following the consummation of the Pluralsight Merger, the Company became a wholly owned subsidiary of Parent I.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the date of the Pluralsight Merger, following the completion of the Mergers, the following persons became the only directors of the Surviving Corporation: Aaron Skonnard, Shannon Bracken and Franklin Reis.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Amended and Restated Merger Agreement, at the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation were amended and restated to read in their entirety as the certificate of incorporation and bylaws, respectively, of Purchaser as in effect immediately prior to the Effective Time, except that the certificate of incorporation of the Surviving Corporation was amended so that the name of the Surviving Corporation will be “Pluralsight, Inc.”. The amended and restated certificate of incorporation and the amended and restated bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 6, 2021, the Company issued a press release announcing the completion of the Offer. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated March 7, 2021, by and among the Pluralsight Parties and the Buyer Parties (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on March 8, 2021)

3.1	Third Amended and Restated Certificate of Incorporation of Pluralsight

3.2	Second Amended and Restated Bylaws of Pluralsight

10.1	Fifth Amended and Restated Limited Liability Company Agreement of Pluralsight Holdings

99.1	Press release, dated April 6, 2021 (incorporated by reference to Exhibit (a)(5)(D) to the Schedule 14D-9/A filed by the Company with the SEC on April 6, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURALSIGHT, INC.

By:	/s/ Matthew Forkner
Matthew Forkner Chief Legal Officer and Corporate Secretary

Date: April 7, 2021